EXHIBIT A

As Amended February 29, 2012, January 28, 2013, January 28, 2014 and April 28, 2014

Distribution and Shareholder Services Fees

Fund	Share Class	Distribution and Shareholder Services Fees
Transparent Value Large-Cap Aggressive Fund	Class A Shares	0.25%
Transparent Value Large-Cap Aggressive Fund	F-1 Shares	0.25%
Transparent Value Large-Cap Aggressive Fund	Class C Shares	1.00%*
Transparent Value Large-Cap Core Fund	Class A Shares	0.25%
Transparent Value Large-Cap Core Fund	F-1 Shares	0.25%
Transparent Value Large-Cap Core Fund	Class C Shares	1.00%*
Transparent Value Large-Cap Defensive Fund	Class A Shares	0.25%
Transparent Value Large-Cap Defensive Fund	F-1 Shares	0.25%
Transparent Value Large-Cap Defensive Fund	Class C Shares	1.00%*
Transparent Value Dividend Fund	Class A Shares	0.25%
Transparent Value Dividend Fund	F-1 Shares	0.25%
Transparent Value Dividend Fund	Class C Shares	1.00%*
Transparent Value Large-Cap Growth Fund	Class A Shares	0.25%
Transparent Value Large-Cap Growth Fund	F-1 Shares	0.25%
Transparent Value Large-Cap Growth Fund	Class C Shares	1.00%*
Transparent Value Large-Cap Market Fund	Class A Shares	0.25%
Transparent Value Large-Cap Market Fund	F-1 Shares	0.25%
Transparent Value Large-Cap Market Fund	Class C Shares	1.00%*
Transparent Value Large-Cap Value Fund	Class A Shares	0.25%
Transparent Value Large-Cap Value Fund	F-1 Shares	0.25%
Transparent Value Large-Cap Value Fund	Class C Shares	1.00%*

Transparent Value Directional Allocation Fund	Class A Shares	0.25%
Transparent Value Directional Allocation Fund	F-1 Shares	0.25%
Transparent Value Directional Allocation Fund	Class C Shares	1.00%*
Transparent Value Small Cap Fund	Class A Shares	0.25%
Transparent Value Small Cap Fund	F-1 Shares	0.25%
Transparent Value Small Cap Fund	Class C Shares	1.00%*
Transparent Value Directional Allocation VI Portfolio	Class II Shares	0.25%

*	Class C Shares may pay up to 0.75% for distribution and up to 0.25% for shareholder services.

Calculation of Fees

Distribution and Shareholder Services Fees are based on a percentage of each Fund’s average daily net assets attributable to shares of the relevant class of the Fund.